Interest Expense (Income)	12 Months Ended
Dec. 31, 2012
Interest Expense (Income)
19.	Interest Expense (Income)

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010

Interest expense	$ 173,503	$ 178,812	$ 161,140
Interest income	(11,128)	(12,718)	(8,047)

Interest expense, net	$ 162,375	$ 166,094	$ 153,093

Interest paid was $178.0 million in 2012 ($177.6 million in 2011 and $151.8 million in 2010).